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                                                                    Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS

                                                                    May 31, 2001
The Board of Directors
LecStar Corporation
4501 Circle 75 Parkway
Building D-4210
Atlanta, Georgia 30339-3025

         As the independent public accountants for LecStar Corporation, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of LecStar of our report dated _______________, 2001. We also consent to all other references to our company included in this Registration Statement.

                                        /s/  Feldman Sherb & Co., P.C.
                                        ------------------------------
                                        FELDMAN SHERB & CO., P.C.


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